UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 21, 2005
                       (Date of earliest event reported):

                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-22196                13-3475943
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

           Three University Plaza                                   07601
            Hackensack, NJ 07601                                  (Zip Code)
  (Address of principal executive offices)

                                 (201) 488-1200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      Reference is made to Item 5.02 for information on the termination of an arrangement between the Company and Todd Solomon.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On December 21, 2005, Mr. Todd Solomon resigned as a director and vice chairman of the Company.

       Effective as of Mr. Solomon's resignation, the Company and Mr. Solomon terminated an arrangement that provided for a salary to him of $75,000 per year.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INNODATA ISOGEN, INC.

Date: December 23, 2005                  By: /s/ Stephen Agress
                                             ----------------------------------
                                             Stephen Agress
                                             Vice President, Finance


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